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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - April 30, 2002

                                _______________


                       THE ULTIMATE SOFTWARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                   000-24347                   65-0694077
         --------                   ---------                   ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

   2000 Ultimate Way, Weston, Florida                             33326
   ----------------------------------                             -----
(Address of principal executive offices)                        (Zip Code)

                                (954) 331-7000
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ---------------------------------------------

On April 24, 2002, The Ultimate Software Group, Inc. ("Ultimate Software") dismissed its independent public accountants, Arthur Andersen LLP ("Andersen"), and on April 24, 2002, Ultimate Software retained KPMG LLP as its new independent public accountants. The change in accountants was approved by the Board of Directors of Ultimate Software, upon the recommendation of the Audit Committee of the Board of Directors. KPMG LLP will review Ultimate Software's financial statements for its fiscal quarters ended March 31, 2002, June 30, 2002, and September 30, 2002 to be included in Ultimate Software's Quarterly Reports on Form 10-Q for such quarters, and will audit the financial statements of Ultimate Software for the fiscal year ending December 31, 2002.

The audit reports issued by Andersen on the consolidated financial statements of Ultimate Software as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Ultimate Software's two most recent fiscal years, and during the subsequent interim period prior to engaging KPMG LLP, there were no disagreements between Ultimate Software and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during Ultimate Software's two most recent fiscal years ended December 31, 2001, or during any subsequent interim period through April 24, 2002.

During Ultimate Software's two most recent fiscal years ended December 31, 2001 and during the subsequent interim period prior to engaging KPMG LLP, neither Ultimate Software nor someone on behalf of Ultimate Software consulted with KPMG LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the typed of audit opinion that might be rendered on Ultimate Software's financial statements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (c)  Exhibit

     Exhibit
     Number         Description
     ------         -----------

     16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE ULTIMATE SOFTWARE GROUP, INC.

                                   By: /s/ Mitchell K. Dauerman
                                       ------------------------
                                       Mitchell K. Dauerman
                                       Executive Vice President, Chief
                                       Financial Officer and Treasurer
                                       (Principal Financial and Accounting
                                       Officer)

Dated: April 30, 2002

                                       3
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                                 EXHIBIT INDEX

 Ex#                      EXHIBIT DESCRIPTION

16.1            Letter of a Arthur Andersen LLP regarding change in certifying
                Accountant.